UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2007


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                 (State or other jurisdiction of incorporation)


          001-05767                                        54-0493875
          ---------                                        ----------
 (Commission File Number)                               (I.R.S. Employer
                                                       Identification Number)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (804) 486-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                            SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure.

     The company returned the management of 92 Rogers Plus(R) stores to Rogers Wireless Inc. in January 2007. The following quarterly information is being provided to reflect the presentation of the results from these 92 Rogers Plus(R) stores as discontinued operations.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                CIRCUIT CITY STORES, INC.



                By:      /s/ Philip J. Dunn
                             ---------------
                             Philip J. Dunn
                             Senior Vice President, Treasurer, Controller
                             and Chief Accounting Officer


Dated:   March 29, 2007



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                     CIRCUIT CITY STORES, INC.
               CONSOLIDATED STATEMENTS OF OPERATIONS
           (Amounts in thousands except per share data)

                                                                                      (UNAUDITED)
                                                                                    Three Months Ended
                                                                       ---------------------------------------------
                                                                          May 31,        August 31,    November 30,
                                                                           2006            2006           2006
                                                                       -------------   -------------  --------------

NET SALES                                                            $    2,596,615  $    2,818,498  $    3,080,982
Cost of sales, buying and warehousing                                     1,960,851       2,148,355       2,398,135
                                                                       -------------   -------------  --------------
GROSS PROFIT                                                                635,764         670,143         682,847

Selling, general and administrative expenses                                634,292         656,670         714,766
                                                                       -------------   -------------  --------------

OPERATING INCOME (LOSS)                                                       1,472          13,473         (31,919)

Interest income                                                               7,046           5,794           5,744

Interest expense                                                                212             113           1,034
                                                                       -------------   -------------  --------------

Earnings (loss) from continuing operations before income taxes                8,306          19,154         (27,209)

Income tax provision (benefit)                                                2,999           7,499         (11,710)
                                                                       -------------   -------------  --------------

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS                                5,307          11,655         (15,499)

LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX                                  (708)         (1,614)           (491)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE, NET OF TAX                                                    1,773               -               -
                                                                       -------------   -------------  --------------

NET EARNINGS (LOSS)                                                  $        6,372  $       10,041  $      (15,990)
                                                                       =============   =============  ==============

Weighted average common shares:
        Basic                                                               171,054         169,973         171,063
                                                                       =============   =============  ==============

        Diluted                                                             176,256         174,659         171,063
                                                                       =============   =============  ==============


EARNINGS (LOSS) PER SHARE:
     Basic:
        Continuing operations                                        $         0.03  $         0.07  $        (0.09)
        Discontinued operations                                      $            -  $        (0.01) $            -
        Cumulative effect of change in accounting principle          $         0.01  $            -  $            -
        Net earnings (loss)                                          $         0.04  $         0.06  $        (0.09)


     Diluted:
        Continuing operations                                        $         0.03  $         0.07  $        (0.09)
        Discontinued operations                                      $            -  $        (0.01) $            -
        Cumulative effect of change in accounting principle          $         0.01  $            -  $            -
        Net earnings (loss)                                          $         0.04  $         0.06  $        (0.09)








                   CIRCUIT CITY STORES, INC.
             CONSOLIDATED STATEMENTS OF OPERATIONS
         (Amounts in thousands except per share data)

                                                                                (UNAUDITED)
                                                                              Three Months Ended
                                                                 --------------------------------------------   Fiscal Year Ended
                                                                  May 31,   August 31, November 30, February 28,  February 28,
                                                                   2005        2005       2005        2006           2006
                                                                 ----------  ---------  ----------  ---------    ------------
NET SALES                                                        2,212,095  $2,535,956 $2,879,715  $3,886,385   $ 11,514,151
Cost of sales, buying and warehousing                            1,658,064   1,931,708  2,185,163   2,928,748      8,703,683
                                                                 ----------  ---------  ----------  ---------   ------------
GROSS PROFIT                                                       554,031     604,248    694,552     957,637      2,810,468

Selling, general and administrative expenses                       579,743     604,573    682,843     728,547      2,595,706
                                                                 ----------  ---------  ----------  ---------   ------------

OPERATING (LOSS) INCOME                                            (25,712)       (325)    11,709     229,090        214,762

Interest income                                                      6,292       4,602      4,334       6,598         21,826

Interest expense                                                       415         215      1,113       1,400          3,143
                                                                 ----------  ---------  ----------  ---------   ------------
(Loss) earnings from continuing operations before income taxes     (19,835)      4,062     14,930     234,288        233,445

Income tax (benefit) provision                                      (7,565)      1,410      5,843      86,308         85,996
                                                                 ----------  ---------  ----------  ---------  ------------

NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS                     (12,270)      2,652      9,087     147,980        147,449

(LOSS) EARNINGS FROM DISCONTINUED OPERATIONS, NET OF TAX              (839)     (1,304)     1,055      (4,262)        (5,350)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE, NET OF TAX                                               -           -          -      (2,353)        (2,353)
                                                                 ----------   ---------  ----------  ---------   -----------

NET (LOSS) EARNINGS                                                (13,109)  $   1,348 $   10,142   $ 141,365   $    139,746
                                                                 ==========  =========  ==========  =========   ============

Weighted average common shares:
      Basic                                                        184,729     179,057    174,438     171,433        177,456
                                                                 ==========  =========  ==========  =========  ============

      Diluted                                                      184,729     181,801    177,509     175,516        180,653
                                                                 ==========  =========  ==========  =========  ============


(LOSS) EARNINGS PER SHARE:
    Basic:
      Continuing operations                                          (0.07) $     0.01  $    0.05   $    0.86   $       0.83
      Discontinued operations                                        (0.00) $    (0.01) $    0.01   $   (0.02)  $      (0.03)
      Cumulative effect of change in accounting principle                -  $        -  $       -   $   (0.01)  $      (0.01)
      Net (loss) earnings                                            (0.07) $     0.01  $    0.06   $    0.82   $       0.79


    Diluted:
      Continuing operations                                          (0.07) $     0.01  $    0.05   $    0.84   $       0.82
      Discontinued operations                                        (0.00) $    (0.01) $    0.01   $   (0.02)  $      (0.03)
      Cumulative effect of change in accounting principle                -  $        -  $       -   $   (0.01)  $      (0.01)
      Net (loss) earnings                                            (0.07) $     0.01  $    0.06   $    0.81   $       0.77




                            CIRCUIT CITY STORES, INC.
                  SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

Consolidated
                                                                       Three Months Ended
                                          ----------------------------------------------------------------------------------
                                               May 31, 2006              August 31, 2006           November 30, 2006
(Dollar amounts in millions)                  $      % of Sales          $       % of Sales          $      % of Sales
----------------------------------------------------------------------------------------------------------------------------
Store expenses                                 534.0        20.6 %        563.1         20.0 %        633.3        20.6 %
General and administrative expenses             87.4         3.4           83.6          3.0           78.1         2.5
Stock-based compensation expense                 8.7         0.3            6.6          0.2            5.4         0.2
Remodel expenses                                   -           -            0.5            -            0.1           -
Relocation expenses                              1.5         0.1            0.5            -           (7.0)       (0.2)
Pre-opening expenses                             2.6         0.1            2.4          0.1            4.9         0.2
                                          ----------------------------------------------------------------------------------

Total                                          634.3        24.4 %        656.7         23.3 %        714.8        23.2 %
                                          ----------------------------------------------------------------------------------



                                                               Three Months Ended
                                   ---------------------------------------------------------------------------   Fiscal Year Ended
                                    May 31, 2005        August 31, 2005   November 30, 2005   February 28, 2006  February 28, 2006
(Dollar amounts in millions)       $      % of Sales     $   % of Sales     $   % of Sales     $   % of Sales      $   % of Sales
---------------------------------------------------------------------------------------------------------------------------------
Store expenses                      497.0    22.5%     516.8    20.4%     580.1     20.1%     641.5   16.5%     2,235.4    19.4%
General and administrative expenses  77.2     3.5       78.8     3.1       86.4      3.0       74.8    1.9        317.2     2.8
Stock-based compensation expense      3.2     0.1        6.6     0.3        9.3      0.3        7.8    0.2         26.9     0.2
Remodel expenses                        -       -          -       -          -        -          -      -            -       -
Relocation expenses                   2.0     0.1        0.3       -        2.6      0.1        2.2    0.1          7.1     0.1
Pre-opening expenses                  0.2     0.0        2.1     0.1        4.3      0.2        2.4    0.1          9.0     0.1
                                   ----------------------------------------------------------------------------------------------

Total                               579.7    26.2%     604.6    23.8%     682.8     23.7%     728.5   18.7%     2,595.7    22.5%
                                   ----------------------------------------------------------------------------------------------


International Segment
                                                                      Three Months Ended
                                          ----------------------------------------------------------------------------------
                                               May 31, 2006              August 31, 2006           November 30, 2006
(Dollar amounts in millions)                  $      % of Sales          $       % of Sales          $      % of Sales
----------------------------------------------------------------------------------------------------------------------------
Store expenses                                $ 37.1        33.4 %         38.9         28.2 %         41.1        27.3 %
General and administrative expenses              8.5         7.7            9.2          6.7            8.7         5.8
Stock-based compensation expense                 1.1         1.0            0.2          0.1            0.3         0.2
                                          ----------------------------------------------------------------------------------

Total                                         $ 46.7        42.0 %         48.3         35.0 %         50.0        33.3 %
                                          ----------------------------------------------------------------------------------



                                                                 Three Months Ended
                                    ----------------------------------------------------------------------------- Fiscal Year Ended
                                        May 31, 2005      August 31, 2005    November 30, 2005 February 28, 2006  February 28, 2006
(Dollar amounts in millions)          $      % of Sales    $    % of Sales    $    % of Sales    $    % of Sales     $    % of Sales
-----------------------------------------------------------------------------------------------------------------------------------
Store expenses                        $31.2    32.0%      32.8    26.9%       40.6    27.3%     45.5    26.5%       150.1    27.8%
General and administrative expenses    20.2    20.7       16.2    13.3        18.0    12.1      10.3     6.0         64.7    12.0
Stock-based compensation expense        0.2     0.2        0.2     0.1         0.3     0.2       0.3     0.2          1.0     0.2
                                    ----------------------------------------------------------------------------------------------

Total                                 $51.6    52.9%      49.2    40.3%       58.9    39.6%     56.1    32.7%       215.8    40.0%
                                    ----------------------------------------------------------------------------------------------



                           CIRCUIT CITY STORES, INC.
                 INTERNATIONAL SEGMENT PERFORMANCE SUMMARY AND
                     COMPARABLE STORE SALES CHANGE SUMMARY


International Segment Performance Summary

                                                                     Three Months Ended
                                                         ----------------------------------------
                                                            May 31,        Aug. 31,       Nov. 30,
(Amounts in millions)                                        2006           2006           2006
-------------------------------------------------------------------------------------------------
Net sales                                                   $111.1         $137.9         $150.2
Gross profit                                                $ 40.9         $ 50.5         $ 50.5
Selling, general and administrative expenses                $ 46.7         $ 48.3         $ 50.0
Net (loss) earnings from continuing operations              $ (4.0)        $  1.2         $ (0.1)

                                                                        Three Months Ended
                                                      --------------------------------------------------------  Fiscal Year Ended
                                                       May 31,        Aug. 31,       Nov. 30,        Feb. 28,        Feb. 28,
(Amounts in millions)                                   2005           2005           2005            2006            2006
----------------------------------------------------------------------------------------------------------------------------
Net sales                                              $ 97.5         $121.9         $148.9          $171.8         $ 540.2
Gross profit                                           $ 41.1         $ 46.5         $ 53.5          $ 64.9         $ 206.0
Selling, general and administrative expenses           $ 51.6         $ 49.2         $ 58.9          $ 56.1         $ 215.8
Net (loss) earnings from continuing operations         $ (6.4)        $ (1.7)        $ (4.0)         $  4.8         $  (7.3)


Comparable Store Sales Change Summary

Consolidated

                                                                    Three Months Ended
                                                        ----------------------------------------    One Month Ended
                                                          May 31,        Aug. 31,       Nov. 30,        Dec. 31,
                                                          2006           2006           2006            2006
--------------------------------------------------------------------------------------------------------------------
Comparable store sales change                             14.6 %          8.5 %          5.2 %           4.3 %


                                                          Three Months Ended               One Month    Three Months   Fiscal Year
                                                                                             Ended          Ended         Ended
                                                         May 31,    Aug. 31,    Nov. 30,    Dec. 31,       Feb. 28,       Feb 28,
                                                          2005       2005        2005         2005           2006         2006
---------------------------------------------------------------------------------------------------------------------------------
Comparable store sales change                              0.0 %      5.1 %      13.1 %       10.8 %         11.6%          8.2%


International Segment

                                                                  Three Months Ended
                                                        ----------------------------------------      One Month Ended
                                                          May 31,        Aug. 31,        Nov. 30,        Dec. 31,
                                                          2006             2006            2006            2006
--------------------------------------------------------------------------------------------------------------------
Comparable store sales change                             (0.3)%           (0.1)%         (3.1)%          (2.0)%


                                                                 Three Months Ended         One Month    Three Months   Fiscal Year
                                                      ---------------------------------        Ended        Ended          Ended
                                                        May 31,    Aug. 31,     Nov. 30,      Dec. 31,      Feb. 28,      Feb. 28,
                                                         2005*       2005         2005          2005          2006          2006
----------------------------------------------------------------------------------------------------------------------------------
Comparable store sales change                              - %       5.4 %        7.5 %         2.9 %         2.9%           5.0%

*International segment sales were not included in the company's comparable store sales until the quarter ended August 31, 2005.

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